UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

The Management Network Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

          On December 14, 2009, The Management Network Group, Inc. (the “Company”) issued a press release announcing that the Company filed its definitive proxy statement with the Securities and Exchange Commission in connection with its special meeting of stockholders, scheduled to be held at 9:00 a.m. eastern time on January 21, 2010, at which stockholders of the Company will vote on a proposal to approve a 1-for-5 reverse stock split of the Company's issued and outstanding common stock. The Company’s stockholders of record as of the close of business on December 4, 2009 will receive notice of and voting materials relating to the special meeting.

A copy of the press release issued by the Company on December 14, 2009 announcing the filing of the definitive proxy statement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: December 14, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 14, 2009